UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: December 12, 2013
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American Airlines Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report.)

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report.)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01    Regulation FD Disclosure
American Airlines Group Inc.’s wholly-owned subsidiary, American Airlines, Inc. (American), issued a press release on December 12, 2013 providing certain information regarding large regional jet purchases. The press release is attached hereto as Exhibit 99.1.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01     Other Events
On December 12, 2013, American entered into separate agreements with Bombardier Inc., as represented by Bombardier Aerospace Commercial Aircraft (Bombardier), and Embraer S.A. (Embraer) to purchase, in aggregate, 90 new 76-seat regional jets with options to purchase up to 130 additional new 76-seat regional jets.
Through the agreement with Bombardier, American has firm orders for 30 Bombardier CRJ900 NextGen aircraft scheduled to be delivered in the years 2014 and 2015. In addition, American acquired options to purchase up to 40 additional CRJ900 aircraft scheduled to be delivered in the years 2015 through 2016. The firmly ordered CRJ900 aircraft are expected to be operated by PSA Airlines, Inc. (a wholly-owned subsidiary of US Airways Group, Inc.), and American expects to begin taking delivery of them in the second quarter of 2014.
Through the agreement with Embraer, American has firm orders for 60 Embraer E175 aircraft scheduled to be delivered in the years 2015 through 2017. In addition, American acquired purchase options for up to 90 additional E175 aircraft scheduled to be delivered in the years 2016 through 2018. American expects to begin taking delivery of the E175 aircraft in the first quarter of 2015. American will determine which regional carrier will fly the E175 aircraft at a later date. Both the CRJ900 and the E175 aircraft will fly in the American Eagle livery.
American has arranged backstop financing commitments that, subject to certain conditions, are expected to be available to American to finance the 90 firmly ordered CRJ900 and E175 aircraft discussed above. Taking into account the firm orders from these transactions, American’s total purchase commitments for aircraft and certain engines are expected to be approximately $22.5 billion at the end of the fourth quarter of 2013. As of December 12, 2013, payments for aircraft and certain engine purchase commitments for firm orders outstanding, including commitments from these transactions and American’s other outstanding aircraft and certain engine purchase commitments, are expected to be approximately $144 million for the remainder of 2013, $2.6 billion in 2014, $2.6 billion in 2015, $2.6 billion in 2016, $2.4 billion in 2017 and $12.3 billion in 2018 and beyond, net of purchase deposits held by the manufacturers.
Future minimum lease payments required under capital and operating leases that have initial or remaining non-cancelable lease terms in excess of a year as of the end of the fourth quarter of 2013 are expected to be approximately $17.3 billion.  As of December 12, 2013, total future lease payments for all leased aircraft, including aircraft not yet delivered, will approximate $67 million in the remainder of 2013, $1.0 billion in 2014, $1.2 billion in 2015, $1.4 billion in 2016, $1.6 billion in 2017, and $12.1 billion in 2018 and beyond.
Cautionary Statement Regarding Forward-Looking Statements and Information
Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent American’s expectations or beliefs concerning future events. When used in this report, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “may,” “will,” “could,” “should,” “would,” “seeks,” “intends,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements regarding American’s intentions and expectations regarding acquisitions and financings of aircraft, and the benefits to American thereof. All forward-looking statements in this report are based upon information available to American on the date of this report. American undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements are subject to a number of factors that could cause

American’s actual results to differ materially from American’s expectations. Additional information concerning these and other factors is contained in American’s Securities and Exchange Commission filings, including but not limited to American’s Annual Report on Form 10-K for the year ended Dec. 31, 2012, as amended by its related Form 10-K/A filed April 16, 2013, and Quarterly Report on Form 10-Q for the quarter ending September 30, 2013.

Item 9.01     Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated December 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines Group Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Dated: December 12, 2013
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Dated: December 12, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Exhibit 99.1

Contact:	Andrea Huguely
Corporate Communications
817 967 1577
mediarelations@aa.com

FOR RELEASE: Thursday, December 12, 2013

AMERICAN AIRLINES ANNOUNCES LARGE REGIONAL JET PURCHASE

New Bombardier CRJ900 NextGen and Embraer E175 Aircraft Will Replace Smaller, Less Efficient Regional Jets

FORT WORTH, Texas - American Airlines, Inc., a wholly owned subsidiary of American Airlines Group Inc., announced today that it has signed agreements with Bombardier Inc. and Embraer S.A. to purchase 90 new 76-seat regional jets. Consistent with American’s Plan of Reorganization and Merger Agreement, these aircraft will provide much improved economics for the airline as they will replace smaller, less efficient 50-seat regional aircraft scheduled for retirement.

“It’s been an exciting week for American Airlines,” said Kenji Hashimoto, senior vice president - Regional Carriers. “Now that we’ve closed our merger with US Airways, we can deliver a top-tier regional product that offers a First Class cabin, Main Cabin Extra and in-flight Wi-Fi - important elements of an improved flying experience for our customers. These new regional jets are also a big win for our employees at our regional subsidiary, and will greatly improve economic efficiencies by lowering operating costs.”

American has firm orders for 30 Bombardier CRJ900 NextGen aircraft, with options for up to 40 more. The CRJ900s will have 12 First Class, 32 Main Cabin Extra and 32 Main Cabin seats, and the firm order of CRJ900 aircraft will be operated on behalf of American by PSA Airlines, Inc., a wholly owned subsidiary of US Airways. American expects to begin taking delivery of the CRJ900s in the second quarter of 2014.

“We are looking forward to welcoming these new planes into the fleet next year,” continued Hashimoto. “PSA’s strong economics makes it a perfect fit for the new aircraft.”

“On behalf of Bombardier, I congratulate longtime customers American Airlines and US Airways on their merger, and I am delighted that the Bombardier CRJ900 NextGen aircraft was selected for their current and future fleet requirements,” said Mike Arcamone, President, Bombardier Commercial Aircraft. “Bombardier’s ongoing enhancements to the CRJ aircraft program are resulting in operational flexibility along with significant operating cost savings - up to 5 per cent lower fuel burn compared to announced competitive, in-production jets in the same seat class, a reduced environmental impact that promotes sustainable aviation, as well as outstanding cabin amenities for passengers - all core priorities for today’s competitive airlines.”

American also has firm orders for 60 Embraer E175 type aircraft with options for up to 90 more. They will feature 12 First Class, 20 Main Cabin Extra and 44 Main Cabin seats, and American expects to begin taking delivery in the first quarter of 2015. The company will determine which regional carrier will fly the E175s at a later date. Both the CRJ900 and the E175 will fly in the American Eagle livery.

“We are delighted with this remarkable order from American Airlines, one of the most respected and renowned airlines worldwide. American achieved impressive results with the ERJ145 aircraft family, and we are sure that will continue with the E175, the most fuel efficient, cost effective, and passenger friendly 76-seater in the market today - which makes the E175 the clear choice of North American airlines, and proven with hundreds of orders this year,” said Paulo Cesar Silva, President & CEO, Embraer Commercial Aviation. “Embraer is honored to provide the new American with the E175, and it is committed to supporting the development of the new airline, to which we wish great success.”
Both the CRJ900 and the E175 are powered by General Electric CF34-8 engines. “GE Aviation has enjoyed a strong relationship with American Airlines and US Airways. We are thrilled to be part of the fleet renewal program underway following the merger,” said Allen Paxson, general manager of the Regional Engines and Services at GE Aviation.
For more information on American’s fleet renewal efforts, visit aa.com/newplanes.

About American Airlines Group

Exhibit 99.1

American Airlines Group (NASDAQ: AAL) is the holding company for American Airlines and US Airways. Together with American Eagle and US Airways Express, the airlines operate an average of nearly 6,700 flights per day to 339 destinations in 54 countries from its hubs in Charlotte, Chicago, Dallas/Fort Worth, Los Angeles, Miami, New York, Philadelphia, Phoenix and Washington, D.C. American’s AAdvantage and US Airways Dividend Miles programs allow members to earn and redeem miles for travel and everyday purchases as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. American is a founding member of the oneworld® alliance, whose members and members-elect serve 981 destinations with 14,244 daily flights to 151 countries. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines and follow US Airways on Twitter @USAirways and on Facebook.com/USAirways.

Cautionary Statement Regarding Forward-Looking Statements and Information
Statements in this press release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent American’s expectations or beliefs concerning future events. When used in this release, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “may,” “will,” “could,” “should,” “would,” “seeks,” “intends,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements regarding American’s intentions and expectations regarding acquisitions and financings of aircraft, and the benefits to American thereof. All forward-looking statements in this release are based upon information available to American on the date of this release. American undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements are subject to a number of factors that could cause American’s actual results to differ materially from American’s expectations. Additional information concerning these and other factors is contained in American’s Securities and Exchange Commission filings, including but not limited to American’s Annual Report on Form 10-K for the year ended Dec. 31, 2012, as amended by its related Form 10-K/A filed April 16, 2013, and Quarterly Report on Form 10-Q for the quarter ending September 30, 2013.